                                                                    Exhibit 3.74

                                        Filing Fee $25

             DOMESTIC
        LIMITED PARTNERSHIP                    File No. 19840004LP Pages 2
                                               Fee Paid $ 250.00
                                               DCN     1961171500009 REST
                                               -----------FILED-----------------
           STATE OF MAINE                                04/26/1996

      RESTATED CERTIFICATE OF                           /s/ Gary Cooper
        LIMITED PARTNERSHIP                       ---------------------------
                                                   Deputy Secretary of State

                                        ----------------------------------------
                                         A TRUE COPY WHEN ATTESTED BY SIGNATURE

   Maine Energy Recovery Company
-----------------------------------
    (Name of Limited Partnership                  ---------------------------
   as it appears on the record of                  Deputy Secretary of State
       the Secretary of State)

Pursuant to 31 MRSA Section 422.6., the undersigned adopt(s) the following restated certificate of limited partnership:

FIRST: The name of the limited partnership has been changed to (if no change, so indicate)

                     Maine Energy Recovery Company, Limited Partnership
          ----------------------------------------------------------------------
              (The words "Limited Partnership" must be contained in name
                Section 403.1.A and Section 524.1.B.)

SECOND: The date of filing of the initial certificate of limited partnership 7/19/83 and the name under which it was originally filed
          Maine Energy Recovery Company

THIRD: The name of the Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office are

                                      BRADLEY HUGHES
          ----------------------------------------------------------------------
                                          (name)

                      Three Lincoln Street, Biddeford, Maine 04005
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)

                          P.O. Box 401, Biddeford, Maine 04005
          ----------------------------------------------------------------------
                        (mailing address if different from above)

FOURTH: The name and business, residence or mailing address of each general partner is:

                      NAME                               ADDRESS

             Kuhr Technologies, Inc.             7000 Boulevard East
          ------------------------------      ----------------------------------
                                                 Guttenburg, New Jersey 07093
          ------------------------------      ----------------------------------

          ------------------------------      ----------------------------------

          / / Names and addresses of additional general partners are attached hereto as Exhibit ____, and made a part hereof.

FIFTH: Other provisions of this certificate, if any, that the partners determine to include are set forth in Exhibit ____ attached hereto and made a part hereof.

GENERAL PARTNER(S)                          DATED 4/25/96

------------------------------------        ------------------------------------
            (signature)                             (type or print name)

------------------------------------        ------------------------------------
            (signature)                             (type or print name)

------------------------------------        ------------------------------------
            (signature)                             (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity  Kuhr Technologies, Inc.

By   /s/ Martin J. Sergi                        Martin J. Sergi, Treasurer
  ------------------------------------      ------------------------------------
         (authorized signature)               (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
  ----------------------------------        ------------------------------------
       (authorized signature)                 (type or print name and capacity)

Name of Entity
               ---------------------------------------------------------------

By
  ----------------------------------        ------------------------------------
       (authorized signature)                 (type or print name and capacity)

----------
* Certificate must be signed by at least one general partner and by each other general partner designated as a new [ILLEGIBLE] this restated certificate (Section 424.1.B.). The execution of the certificate constitutes an oath or affirmation, under the [ILLEGIBLE] swearing under Title 17-A, section 452, that, to the best of the signers' knowledge and belief, the facts stated in the [ILLEGIBLE] true (Section 424.3.).

      SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA,
                                 ME [ILLEGIBLE]
                                         ATTN: CORPORATE EXAMINING SECTION
                                                 TEL. (207) 289-4195

FORM NO. MLPA-6A  92

                                        Filing Fee $20.00

              DOMESTIC
         LIMITED PARTNERSHIP                   File No. 19840004LP Pages 2
                                               Fee Paid $ 20
                                               DCN     2013521800005  AGRO
           STATE OF MAINE                      -----FILED-----------------------
                                                        12/14/2001

     CHANGE OF REGISTERED AGENT
               ONLY OR                                 /s/ Julie R. Flynn
     CHANGE OF REGISTERED AGENT                   ---------------------------
        AND REGISTERED OFFICE                      Deputy Secretary of State

                                        ----------------------------------------
                                         A TRUE COPY WHEN ATTESTED BY SIGNATURE

  Maine Energy Recovery Company,
       Limited Partnership
--------------------------------------
   (Name of Limited Partnership)                  ---------------------------
                                                   Deputy Secretary of State

Pursuant to 31 MRSA Section 407.2. and Section 422.3.D., the undersigned limited partnership gives notice of the following change(s):

FIRST: The name of the registered agent and the address of the registered office appearing on the record in the Secretary of State's office are

                                        Bradley Hughes
          ----------------------------------------------------------------------
                                            (name)

                    Three Lincoln Street, PO Box 401, Biddeford ME 04005
          ----------------------------------------------------------------------
                            (street, city, state and zip code)

SECOND: The name of its successor registered agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the new registered office shall be

                                    C T Corporation System
          ----------------------------------------------------------------------
                                            (name)

          c/o C T Corporation System, One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
               (physical location (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                         (mailing address if different from above)

DATED 12/11/01

GENERAL PARTNER(S)*

--------------------------------------      -----------------------------------
          (signature)                               (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity  KTI Environmental Group, Inc.

By   /s/ Richard A. Norris                   Richard A. Norris, VP, Treasurer
  ------------------------------------      -----------------------------------
        (authorized signature)               (type or print name and capacity)

THE FOLLOWING SHALL BE COMPLETED BY TITLE REGISTERED AGENT UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MLPA-18 (Section 407.1-A.).

The undersigned hereby accepts the appointment as registered agent for the above named limited partnership.

REGISTERED AGENT                            DATED  12/12/01

--------------------------------------      -----------------------------------
          (signature)                               (type or print name)

FOR REGISTERED AGENT WHICH IS A CORPORATION

Name of Corporation C T Corporation System

By    /s/ Amy Berteletti                 Amy Berteletti, Spec. Asst. Secretary
  ------------------------------------   -------------------------------------
        (authorized signature)             (type or print name and capacity)

----------
*Certificate MUST be signed by
   (1) at least one GENERAL PARTNER OR
   (2) any duly authorized person.
The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                 TEL. (207) 287-4195

FORM NO. MLPA-3  Rev. 8/2000

                                Filing Fee $35.00
                                (If amending ONLY Item FOURTH filing fee $20.00)

           DOMESTIC                            File No. 19840004LP Pages 2
     LIMITED PARTNERSHIP                       Fee Paid $ 20
                                               DCN     2021201300004  GPAD
        STATE OF MAINE                         -------FILED---------------------
                                                   04/22/2002

   CERTIFICATE OF AMENDMENT                          /s/ Julie R. Flynn
                                                  -------------------------
                                                  Deputy Secretary of State

                                        ----------------------------------------
                                         A TRUE COPY WHEN ATTESTED BY SIGNATURE
   Maine Energy Recovery Company,
         Limited Partnership
-------------------------------------
    (Name of Limited Partnership)                 -------------------------
                                                  Deputy Secretary of State

Pursuant to 31 MRSA Section 422, the undersigned limited partnership executes and delivers for filing this certificate of amendment:

FIRST: The name of the limited partnership has been changed to (if no change, so indicate)

          No Change
          ----------------------------------------------------------------------
                 (The name must contain one of the following: "Limited Partnership", "L.P." or "LP": Section 403.1.A. and Section 524.1.B.)

SECOND: The name and business, residence or mailing address of each NEW general partner is (if no change, so indicate):

                      NAME                                ADDRESS

          No Change
          ------------------------------    ------------------------------------

          ------------------------------    ------------------------------------

          ------------------------------    ------------------------------------

          / / Names and addresses of additional new general partners are attached hereto as Exhibit ____, and made a part hereof.

THIRD: The name of each WITHDRAWING general partner is (if no change, so indicate):

          N/A
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          / / Names and additional withdrawing general partners are attached hereto as Exhibit ____, and made a part hereof.

FOURTH: If the business, residence or mailing address of any general partner has changed, the new address is (if no change, so indicate):

                      NAME                              NEW ADDRESS
          KTI Environmental Group, Inc.     110 Main Street, Suite 1308, Saco, ME 04072
          ------------------------------    --------------------------------------------------

          ------------------------------    --------------------------------------------------

          ------------------------------    --------------------------------------------------

          / / Names of new addresses of general partners are attached hereto as Exhibit ____, and made a part hereof.

FIFTH: Other amendments [ILLEGIBLE] certificate, if any, that the partners determine [ILLEGIBLE] adopt are set forth in Exhibit ____ attached hereto and made a part hereof.

DATED April 19, 2002

GENERAL PARTNER(S)*

------------------------------------        ------------------------------------
           (signature)                              (type or print name)

------------------------------------        ------------------------------------
           (signature)                              (type or print name)

------------------------------------        ------------------------------------
           (signature)                              (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity  KTI Environmental Group, Inc.        /s/ Richard A. Norris
                                                  ----------------------------

By                                            Richard A. Norris, VP, Treasurer
  ------------------------------------      ------------------------------------
        (authorized signature)                (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
  ------------------------------------      ------------------------------------
        (authorized signature)                (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
  ------------------------------------      ------------------------------------
        (authorized signature)                (type or print name and capacity)

----------
* Certificate MUST be signed by
    (1) at least one GENERAL PARTNER AND
    (2) each NEW GENERAL PARTNER OR
    (3) any duly authorized person.
The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                           101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL. (207) 624-7740

M NO MLPA-9   Rev. 4/16/2001

                                        Filing Fee $40.00

              DOMESTIC
         LIMITED PARTNERSHIP                   19840004LP         $40.00
                                              -------------     ------------
                                                  FILE NO         FEE PAID

           STATE OF MAINE                                   FILED

                                                        March 12, 1992
                                                  -------------------------
     CERTIFICATE OF APPOINTMENT
       OF REGISTERED AGENT AND                        /s/ Gary Cooper
          REGISTERED OFFICE                       -------------------------
                                                  Deputy Secretary of State

                                        ----------------------------------------
                                         A TRUE COPY WHEN ATTESTED BY SIGNATURE

     MAINE ENERGY RECOVERY COMPANY
--------------------------------------
     (Name of Limited Partnership)                -------------------------
                                                  Deputy Secretary of State

Pursuant to 31 MRSA Section 524.1.C.1.a., the undersigned limited partnership formed under the laws of the State of Maine on (date) JULY 19, 1983 advises you of the following:

        The name of the Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office shall be

                    DAVID CONSALVO C/O MAINE ENERGY RECOVERY COMPANY
        ----------------------------------------------------------------------
                                      (name)

                      THREE LINCOLN STREET, BIDDEFORD, MAINE 04005
        ----------------------------------------------------------------------
        (physical location - street (not P.O. Box), city, state and zip code)

                         P.O. BOX 401, BIDDEFORD, MAINE 04005
        ----------------------------------------------------------------------
                       (mailing address if different from above)

GENERAL PARTNER(S)*                         DATED  FEBRUARY 19, 1992

------------------------------------        ------------------------------------
          (signature)                               (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity    KUHR TECHNOLOGIES, INC.

By    /s/ Martin J. Sergi           MARTIN J. SERGI - CHIEF FINANCIAL OFFICER
  -----------------------------     ------------------------------------------
      (authorized signature)             (type or print name and capacity)

----------
* Certificate must be signed by at least one general partner (Section 424.1.B.). The execution of the certificate constitutes an oath or affirmation, under the penalties of false swearing under Title 17-A, section 452, that, to the best of the signers' knowledge and belief, the facts stated in the certificate are true (Section 424.3.).

      SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA,
                                  ME 04333-0101
                                          ATTN: CORPORATE EXAMINING SECTION
                                                     TEL. (207) 289-4195

FORM NO. MLPA-3C 92